                                                                   EXHIBIT 10.32

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                         THIS EQUIPMENT LEASE AND THE PERSONAL GUARANTY ARE
                         NON-CANCELABLE CONTRACTS CONTAINING SIGNIFICANT FINANCIAL OBLIGATIONS. PLEASE READ THE FRONT AND BACK OF THIS DOCUMENT CAREFULLY BEFORE YOU SIGN EITHER OBLIGATION. WE HAVE WRITTEN THIS DOCUMENT IN "PLAIN ENGLISH". WHEN WE USE THE WORDS "YOU" OR "YOUR", WE MEAN THE LESSEE IN THE LEASE AND THE GUARANTOR(S) IN THE GUARANTY. WHEN WE USE THE WORDS "WE", "US" OR "OUR", WE MEAN Media Capital Associates.


EQUIPMENT LEASE
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LESSEE        Legal Name                    Contact                 Phone No.
              Interactive Telesis, Inc.     Donald E. Cameron       760-632-1700
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Business Street Address/City/State/Zip       County      Tax Identification No.
 535 Encinitas #116                                         330649915
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SUPPLIER      Name                          Contact                 Phone No.
              Dell                          Gregory Peterson        800-598-4547
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EQUIPMENT     Equipment Location (if the same as Lessee's address,
              check here only [x])
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Quantity      Make and Model            General Description

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                                                               .03378
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KEY TERMS   Lease Term     No. of       No. of            Advance       Security
            (months)      Payments   Advance Payments  Payment Amount    Deposit
               36            36             2            $2,991.48        $0.00
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Payment Amount(s)         Payment Frequency         Purchase Option price
  $1,495.74               [X] Monthly               [X]  Fair Market Value
                          [ ] Other (see below)     [ ]  Estimated Fair Market
                                                         Value of ___% of the
                                                         total Equipment cost
                                                    [ ]  Nominal Price of
                                                         $_________________
                                                    [ ]  Nominal Price of
                                                         ___% of the total
                                                         Equipment cost
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1. LEASE:  You agree to lease from us the equipment described above (the
"Equipment") on the terms contained in this equipment lease (this "Lease"). The Equipment is described in greater detail on the sales invoice from the supplier of the Equipment identified above (the "Supplier"). You authorize us to correct errors in the information contained in this Lease and enter additional omitted information. We will send you a copy of the final version of this Lease. This Lease is a complete and exclusive statement of your and our agreement for the lease of the Equipment, and may be modified in writing only. WE ARE INDEPENDENT OF THE SUPPLIER, AND NO EMPLOYEE OR AGENT OF THE SUPPLIER IS AUTHORIZED TO
MODIFY THIS LEASE OR MAKE ANY REPRESENTATION OR WARRANTY ON OUR BEHALF.

Interactive Telesis, Inc.                              Media Capital Associates
-------------------------------------------            -----------------------------------------------
Lessee's Name                                          Lessor's Name

/s/ DONALD E. CAMERON                                  /s/ SAMANTHA BUSH
-------------------------------------------            -----------------------------------------------
Lessee's Signature                                     Lessor's Signature

Donald E. Cameron, President        5/18/00            Samantha Bush, Ops Mgr                 5/30/00
-------------------------------------------            -----------------------------------------------
Signer's Printed Name and Title     Date               Signer's Printed Name and Title        Date
(if applicable)

PERSONAL GUARANTY
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To induce us to enter into the Equipment Lease (the "Lease"), you irrevocably and unconditionally guarantee to us, and to our successors and assigns, the timely performance of all of the Lessee's obligations described in the Lease (the "Guaranty"). We may require that you perform this Guaranty without us first attempting to enforce the obligations of the Lessee; and we have no obligation to liquidate the Equipment or any other asset. Without affecting your obligations under this Guaranty, and without any notice to you, we may release the Lessee from all or any part of the Lessee's obligations under the Lease, we may release, transfer, or otherwise impair our interest in the Equipment, and we may modify any of the terms of the Lease. This Guaranty will be enforceable even if the Lease is unenforceable for any reason. Each of you are separately and completely responsible for performance of this Guaranty. You waive all suretyship rights that you may have in connection with this Guaranty, including notice regarding the Lessee's financial condition or performance under the Lease, or the disposition of the Equipment. You shall reimburse us for any expense that we incur in enforcing this Guaranty against you, including attorney's fees. This is a complete and exclusive statement of your obligations under this Guaranty, and may be modified in a writing signed by us only. THIS GUARANTY IS GOVERNED BY RHODE ISLAND LAW. YOU CONSENT TO THE JURISDICTION OF COURTS IN RHODE ISLAND, AND YOU WAIVE YOUR RIGHT TO TRIAL BY JURY.

/s/  DONALD E. CAMERON
---------------------------------------------------------
Guarantor's Signature

Donald E. Cameron                                5/18/00
---------------------------------------------------------
Printed Name                                      Date

1109 Sycamore Drive/Encinitas, CA 92024
---------------------------------------------------------
Home Street Address/City/State/Zip

###-##-####                               760-633-1112
---------------------------------------------------------
Social Security No.                       Home Phone No.


/s/ W.R. ADAMS               W.R. Adams          5/18/00
---------------------------------------------------------
Witness' Signature             Printed Name

2. TERM: This Lease will start when we sign it, and will continue for the lease term specified above (the "Term"). The Term may be extended under the circumstances specified in Section 12 (the "Extended Term"). ONCE WE HAVE SIGNED THIS LEASE, YOU MAY NOT CANCEL THIS LEASE FOR ANY REASON.

3. RENT: You will pay us rent in the amount(s) and at the frequency specified on the front of this Lease, without abatement for any reason. Payment amounts are based upon the total amount ???? to be financed for the purchase of the Equipment. INCLUDING A FEE FOR PREPARING THIS LEASE. We will adjust the amount of the payments if the actual amount financed is different. Unless otherwise specified on the front of this Lease, the first rental payment will be due upon your acceptance of the Equipment, and subsequent rental payments will be due on the day of the month specified in your first bill. Advance rental payments will be applied to your first payment and then to your last payment(s). We will ask you to acknowledge your acceptance of the Equipment by telephone or in writing. IF ALL OR PART OF A RENTAL PAYMENT IS NOT PAID WHEN DUE, WE MAY CHARGE YOU THE GREATER OF $25.00 OR 10% OF THE AMOUNT PAST DUE. We shall determine the order in which your payments are applied to your outstanding obligations owing to us.

4. TITLE AND SECURITY INTEREST: If you have an option to purchase the Equipment at the end of the Term for its fair market value or an estimate of its fair market value, we have title to the Equipment. In all other cases, you have title to the Equipment, and took title directly from the Supplier. If you have title to the Equipment, you grant us a security interest in the Equipment and its accessions to secure all of your present and future obligations owing to us or our affiliates (the "Obligations"). You will not permit any party other than us to have an interest in the Equipment. If requested by us, you will allow us to conspicuously display our ownership or security interest on the Equipment. YOU GIVE US POWER OF ATTORNEY TO SIGN AND FILE FINANCING STATEMENTS IN YOUR NAME COVERING THE EQUIPMENT AND ITS ACCESSIONS. YOU WILL REIMBURSE US FOR OUR ADMINISTRATIVE COSTS AND THE GOVERNMENTAL FEES RELATED TO SUCH
FILINGS. To further secure the Obligations, you grant us a security interest in any security deposit specified on the front of this Lease. The security deposit will not earn interest, and will be commingled with our general funds.

5. SELECTION, PURCHASE AND QUALITY OF EQUIPMENT: YOU SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER. WE ARE LEASING THE EQUIPMENT TO YOU "AS IS", AND MAKE NO REPRESENTATION OR WARRANTY OF ANY KIND REGARDING THE EQUIPMENT (INCLUDING IMPLIED WARRANTIES OF MERCHANTIBILITY, FITNESS FOR A PARTICULAR PURPOSE, AND ABSENCE OF INFRINGEMENT). YOUR OBLIGATIONS UNDER THIS LEASE ARE ABSOLUTE, AND MAY NOT BE REDUCED OR OFFSET FOR ANY REASON. THOSE OBLIGATIONS WILL BE UNAFFECTED BY THE LOSS OR DESTRUCTION OF THE EQUIPMENT. ANY DISPUTE WITH ANY PARTY ABOUT THE PERFORMANCE OR SERVICING OF THE EQUIPMENT, OR THE OBSOLESCENCE OR DIMINISHED UTILITY OF THE EQUIPMENT. YOU ARE THE BENEFICIARY OF ANY PROMISES OR WARRANTIES EXTENDED TO ??? THE SUPPLIER, AND YOU MAY CONTACT THE SUPPLIER FOR A DESCRIPTION OF THOSE RIGHTS.

6. USE, REPAIRS AND SERVICE: You will use the Equipment for commercial purposes only. You will not alter the Equipment, allow it to be used by anyone other than you or your employees, or, without our permission, move it to a location different from the equipment location specified on the front of this Lease (the "Equipment Location"). You will not permanently integrate the Equipment with any realty, and it will remain personal property. You will use the Equipment only in the manner for which it was intended, keep it in good condition, and service it in accordance with the manufacturer's instructions. All replacement parts and additions to the Equipment either become our property or are subject to our security interest.

7. RISK OF LOSS AND INSURANCE: YOU BEAR THE RISK OF LOSS FOR THE EQUIPMENT FROM THE TIME THAT IT IS SHIPPED TO YOU, UNTIL IT IS RETURNED TO US AT THE DESTINATION SPECIFIED BY US. You will keep the Equipment insured for its replacement cost, against all standard risks, and you will name us as Loss Payee. If we have title to the Equipment, you will also carry public liability insurance, in an amount specified by us, naming us as an Additional Insured. YOU GIVE US POWER OF ATTORNEY TO ENDORSE AND NEGOTIATE CHECKS PAID TO YOU AS PROCEEDS OF INSURANCE REQUIRED BY THIS SECTION. If you fail to provide us with evidence of such insurance, we may purchase insurance covering the Equipment that benefits us only. Insurance purchased by us may include coverages beyond those required by this Section. You shall pay us for the cost of such insurance, including: (a) premium expense, (b) premium finance charges, and (c) fees for billing and other administrative services. Our affiliates may act as insurance carrier, premium finance company and/or insurance administrator, and may be compensated through premium charges, commissions, premium rebates and fees. WE ENCOURAGE YOU TO OBTAIN YOUR OWN INSURANCE, SINCE IT IS LIKELY TO COST YOU LESS AND MORE THOROUGHLY PROTECT YOUR INTEREST IN THE EQUIPMENT. We will promptly discontinue any insurance that we have purchased protecting our interest in the Equipment, when you provide us with evidence of your own insurance meeting the requirements of this Section.

8. TAXES: You are responsible for all taxes and other fees imposed in connection with the lease ??? or ownership of the Equipment (including sales, use, and property taxes). If we have title to the Equipment, we will pay the applicable property taxes. We will either ask you to reimburse us or the amount that we pay, or we will estimate the annual charge and bill you a ratable portion with each rental payment. TO DEFRAY THE COST OF DECLARING AND PAYING YOUR PROPERTY TAX, WE MAY CHARGE YOU AN ANNUAL FEE.

9. INDEMNITY: You will ????? us (using counsel approved by us) against all claims and costs (including fees of counsel) relating to the Equipment or this Lease, including those arising from the manufacture, installation, maintenance, use or ownership of the Equipment, and you will promptly pay all such claims and costs as they arise. If we have title to the Equipment, you will reimburse us for any economic loss resulting from an adverse change in the depreciation method(s) or the recovery period(s) available for the Equipment. These indemnities survive the termination or expiration of this lease.

10. DEFAULT: You will be in default under this Lease if: (a) you fail to make any payment required by this Lease within ten (10) days of its due date, (b) you fail to comply with any other term of this Lease or any other agreement with us or an affiliate of ours, (c) you or any guarantor of your obligations dies, transfers a significant portion of your assets, or goes out of business, or (d) you or any guarantor of your obligations becomes insolvent or subject to bankruptcy, receivership or similar reorganization or liquidation proceedings. If we waive your performance of any term of this Lease at one or more times, it will not preclude us from enforcing that term at a later time.

11. REMEDIES AND RECOVERY COSTS: Upon your default under this Lease, you will promptly compensate us for the loss of our bargain (the "Damages"). The amount of the Damages will be determined as of the time that you make payment to us for the Damages, and will be equal to the sum of: (a) all past due amounts owing under this Lease, (b) an estimate of any property tax which we will owe for the Equipment, (c) all amounts yet to become due under this Lease, and (d) the amount of any nominal price or estimated fair market value purchase option or, in the case of a fair market value purchase option, the residual value which we expected to realize for the Equipment. When calculating the Damages, all amounts which would otherwise be payable at some future date will be discounted to present value at the rate of 7% per year. We may also terminate this Lease and require you to return the Equipment to us in the manner specified in Section 12. If you fail to do so, we may go to the Equipment Location and repossess the Equipment. If we sell or re-lease the Equipment, we will credit you for the present value of the sale or re-lease proceeds. We will provide you with ten
(10) days advance notice of any sale of the Equipment, which you acknowledge is reasonable. You will be responsible for all recovery costs that we incur after a default, including: (A) attorney's fees and all other out-of-pocket costs associated with enforcing your obligations or in repossessing the Equipment, (B) $250.00 to cover our internal collection overhead, and (C) $250.00 to cover our internal repossession and remarketing overhead. In the event that you repudiate this Lease before we pay the Supplier for the Equipment, we may keep the Advance Payment Amount and any Security Deposit instead of requiring you to pay us the Damages.

12. PURCHASE OPTION AND RETURN OF EQUIPMENT: If you have performed all of your obligations contained in this Lease, you may keep the Equipment at the expiration of the Term, or any Extended Term, for the purchase option price specified on the front of this Lease. If the purchase option price is fair market value, we will specify the fair retail value which you must pay to purchase the Equipment from us. UNLESS YOU NOTIFY US OTHERWISE, OPTIONS FOR NOMINAL PRICES NOT EXCEEDING THE AMOUNT OF THE HIGHEST PERIODIC RENTAL PAYMENT WILL BE DEEMED EXERCISED, AND SUCH PRICE WILL BE ADDED TO YOUR FINAL RENT PAYMENT. In all other cases, you must notify us of your decision to keep or return the Equipment at least sixty (60) days prior to the expiration of the Term, or any Extended Term. Your purchase of the Equipment from us will be "AS-IS, WHERE-IS." If you decide to return the Equipment, you will promptly ship the Equipment to a destination specified by us. You will pay us for any damage to the Equipment in excess of ordinary wear and tear. If you have title to the Equipment, you will transfer title to us free and clear of the interests of others. If you do not timely notify us of your decision to keep or return the Equipment, we may extend this Lease for an additional twelve (12) month period, at the same periodic rentals required during the initial Term.

13. TRANSFER AND SUBLEASE: YOU MAY NOT ASSIGN YOUR RIGHTS OR DELEGATE YOUR OBLIGATIONS UNDER THIS LEASE, OR SELL OR SUBLET THE EQUIPMENT. We may transfer our interest in this Lease or the Equipment at any time. If that happens, the rights of the new owner of this Lease to receive rents and other amounts under this Lease will not be subject to any claims or defenses that you may have against us or any other party.

14. LOUISIANA PROVISIONS: If you have title to Equipment that is located in Louisiana, you confess judgment in our favor in the amount of the Damages and other recoverable costs specified in Section 11. In the case of a default, we may immediately seize that Equipment pursuant to executory process and sell it to the highest bider. You waive all statutory protections afforded to you in connection with such seizure and sale, including rights to notice, demand, delay and appraisement contained in articles 2293, 2331, 2332, 2336, 2639, 2721 through 2724, and 2733 of the Louisiana Code of Civil Procedure.

15. GOVERNING LAW AND PLACE FOR SUIT: THIS LEASE IS GOVERNED BY RHODE ISLAND LAW. YOU AND WE BOTH: (a) CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF COURTS IN RHODE ISLAND TO RESOLVE ANY DISPUTE ABOUT THIS LEASE, (b) WAIVE THE RIGHT TO A JURY TRIAL, AND (c) AGREE THAT LEGAL PROCESS MAY BE SERVED BY CERTIFIED MAIL.

16. MISCELLANEOUS: All notices required by this Lease must be in writing. WE MAY CHARGE YOU A FEE FOR PREPARING LEASE HISTORIES, SENDING YOU DUPLICATE COPIES OF DOCUMENTS, AND FOR OTHER REQUESTS THAT YOU MAKE OF US CONCERNING THIS LEASE. If this Lease is considered a loan of money because you have a purchase option for a nominal price, we do not intend to charge you interest in excess of the highest lawful rate. Any interest collected in excess of that limit will be applied to reduce your loan balance, or will be refunded to you.

                                  SCHEDULE "A"
                               EQUIPMENT SCHEDULE


THIS SCHEDULE is attached hereto and made part of that certain Equipment Lease Agreement, number 0113133-004, ("Lease") between Media Capital Associates, L.L.C., as Lessor, and Interactive Telesis, Inc., as Lessee;

VENDOR: DELL
        ONE DELL WAY
        ROUND ROCK, TX 78682

1    DELL POWEREDGE 4400 BASE, 866MHZ WITH 256K CACHE, P3 XEON
1    LOGITEC SYSTEM MOUSE W/DRIVER DISKS
1    POWER SUPPLY, REDUNDANT OPTION FOR DELL POWEREDGE 4400
1    RACK RAILS, INSIDE AND OUT FOR DELL POWEREDGE 4X00/6X00
1    QUIETKEY KEYBOARD, 104 KEY, 6 PIN OR 1.0 FOR DELL POWEREDGE 4400/6300
1    1GB RAM, 133MHZ, 8 X 128MB DIMMS, FOR DELL POWEREDGE 4400
1    2ND PROCESSOR, 866MHZ/256, P3, XEON FOR DELL POWEREDGE 4400
1    17/40X, SCSI CD ROM #1 BLACK FOR DELL POWEREDGE 4300/6300
1    1.44MB, 3.5 FLOPPY DRIVE, FOR DELL POWEREDGE SERVERS
1    9GB ULTRA 3 SCSI SMART HARD DRIVE, 1" 10000 RPM FOR DELL POWEREDGE 4400
1    9GB ULTRA 3 SCSI SMART HARD DRIVE 1" 10000 RPM FOR DELL POWEREDGE 4400
1    9GB ULTRA 3 SCSI SMART HARD DRIVE 1" 10000 RPM FOR DELL POWEREDGE 4400
1    PERC3-DI RAID ENABLER KIT WITH 64MB CACHE FOR DELL POWEREDGE 4400
1    CONFIGURATION #3, ROMB 1/NO DRIVES IN CAGE FOR DELL POWEREDGE 4400
1    INTEL PRO 100 PLUS, POWEREDGE
1    INTEL PRO 100 PLUS, POWEREDGE
3    DELL POWEREDGE 2450 BASE, P3, 733MHZ PROCESSOR W/256K CACHE
3    2 EACH, POWER SUPPLIES 330W, 2U, DOMESTIC, REDUNDANT DEL DELL POWEREDGE
       2450
3    QUIETKEY KEYBOARD 104 KEY, 6PIN
3    RACK CABLE MANAGEMENT ARM, FOR DELL POWEREDGE 2450, 2U, WATT
3    DELL POWEREDGE 2450, 733 MHZ, 256K, SECOND PROCESSOR
     1GB SDRAM, 1333MHZ, 4X256MB DIMMS FOR POWEREDGE 2400
3    COMPACT DISK DRIVE, 680, IDE, INTERNAL, NO CONTROLLER/NO CABLES, BLACK,
     FOR PE2450
3    MONITOR OPTION-NONE
3    HARD-DRIVE CONFIGURATION #2, MR0/N FOR DELL POWEREDGE 2450
3    1.44, 3.5" FLOPPY DRIVE, FOR DELL POWEREDGE SERVERS
3    9GB U16OM SCSI SMART HARD DRIVE, 1", 10000RPM, FOR DELL POWEREDGE 2450
3    9GB U16OM SCSI SMART HARD DRIVE, 1", 10000RPM, FOR DELL POWEREDGE 2450
3    9GB U16OM SCSI SMART HARD DRIVE, 1", 10000RPM, FOR DELL POWEREDGE 2450
3    9GB U16OM SCSI SMART HARD DRIVE, 1", 10000RPM, FOR DELL POWEREDGE 2450
3    EMBEDDED RAID W/SOFTWARE FOR POWEREDGE 2450
3    2 INTEL POR 100 PLUS NETWORK INTERFACE  CARDS FOR DELL POWEREDGE

Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Agreement of which this Schedule is a part.

Lessee: Interactive Telesis, Inc.        Lessor: Media Capital Associates, LLC

By: /s/ DONALD E. CAMERON                By: /s/ SAMANTHA BUSH
   -----------------------------------      ------------------------------------
        Donald E. Cameron

Title:  President                        Title:  Operations Mgr.
   -----------------------------------      ------------------------------------

Date:   5-18-00                          Date:   5-30-00
   -----------------------------------      ------------------------------------


          6991 East Camelback Rd., Suite D-202, Scottsdale, AZ 85251,
                        (800) 836-7753, FAX 480-941-4588